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                                                        Exhibit 99.2

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Current Report on Form 8-K/A of Cornerstone Properties Inc. (the "Company") and in the Company's Registration Statements on Form S-3 (Reg. No. 333-72449, 333-18303, 333-47149, 333-59259) and the Company's Registration Statement on Form S-8 (Reg. No. 333-59923) of our reports dated June 19, 1998, on our audits of the combined statements of revenues and certain operating expenses for Property Acquisition and Property Acquisition Two for the year ended December 31,
1997 which reports are included in the Company's Proxy Statement filed on November 13, 1998.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
March 1, 1999